EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF FEBRUARY 2, 2004



      RIG NAME         WD        DESIGN              LOCATION           STATUS*             OPERATOR
--------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Noble Energy
--------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
--------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM            Contracted          W&T Offshore
--------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
--------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted           Spinnaker
                                                                                           Exploration
--------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
--------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM               Idle                 DODI
--------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
--------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
--------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
--------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted        Callon Petroleum
--------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           ADTI/Helis
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM            Contracted           Forest Oil
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted             Murphy
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM            Contracted         Chevron/Texaco
--------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Denbury
                             Cantilever
--------------------------------------------------------------------------------------------------------------

                                       1

--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
--------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa          Idle                 DODI
--------------------------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                Mobe to           Contracted            Premier
                                                   Guinea Bissau
--------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
--------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
--------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
--------------------------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex
--------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
--------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
--------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
--------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
--------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
--------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil             Idle                 DODI
--------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia         Contracted             Santos
                             Cantilever
--------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg        Mobe to Ecuador     Contracted          Noble Energy
                             Cantilever
--------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
--------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF FEBRUARY 2, 2004



      RIG NAME              CURRENT TERM        DAYRATE (000S)  START DATE
---------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------
Ocean Quest             one well plus option     high 40's    late Dec. 2003
---------------------------------------------------------------------------------
Ocean Star                        -                  -               -
---------------------------------------------------------------------------------
Ocean America         one well extension plus     mid 60's    late Nov. 2003
                               option
---------------------------------------------------------------------------------
Ocean Valiant          three wells plus option   high 50's    late Dec. 2003
---------------------------------------------------------------------------------
Ocean Victory                 one well            low 40s     late Nov. 2003
---------------------------------------------------------------------------------
Ocean Confidence           five-year term          170's      early Jan. 2001
---------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------
Ocean Concord                     -                  -               -
---------------------------------------------------------------------------------
Ocean Lexington       first of two wells plus    high 30's    late Nov. 2003
                              option
---------------------------------------------------------------------------------
Ocean Saratoga          one well plus option      low 40's    late Jan. 2004
---------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------
Ocean Crusader          one well plus option      mid 20's    late Dec. 2003
---------------------------------------------------------------------------------
Ocean Drake                   one well           high 20's     mid Jan. 2004
---------------------------------------------------------------------------------
Ocean Columbia                one well           high 20's    late Dec. 2003
---------------------------------------------------------------------------------
Ocean Spartan           one well plus option     high 20's    late Nov. 2003
---------------------------------------------------------------------------------
Ocean Spur              two wells plus option     low 30's    late Jan. 2004
---------------------------------------------------------------------------------
Ocean King              one well plus option     high 30's     mid Jan. 2004
---------------------------------------------------------------------------------
Ocean Nugget          six month extension plus    low 30's     mid Jan. 2004
                             option
---------------------------------------------------------------------------------
Ocean Summit            two wells plus option     mid 30's     mid Jan. 2004
---------------------------------------------------------------------------------
Ocean Warwick           one well plus option     high 20's    late Sept. 2003
---------------------------------------------------------------------------------
Ocean Titan                   one well            low 50's     mid Jan. 2004
---------------------------------------------------------------------------------
Ocean Tower           fourth of four wells plus   mid 30's    late Aug. 2003
                               option
---------------------------------------------------------------------------------

                                       1

---------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------
Ocean Ambassador         four year term work      mid 50's    late July 2003
---------------------------------------------------------------------------------
Ocean Whittington        four year term work      low 60's    late July 2003
---------------------------------------------------------------------------------
Ocean Worker             four year term work     high 60's     mid Aug. 2003
---------------------------------------------------------------------------------
Ocean Yorktown           four year term work      mid 40's    late Oct. 2003
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
AFRICA
---------------------------------------------------------------------------------
Ocean Patriot                     -                  -               -
---------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------
Ocean Nomad                   one well           high 40's     mid Feb. 2004
---------------------------------------------------------------------------------
Ocean Guardian                one year            low 50's   early April 2003
---------------------------------------------------------------------------------
Ocean Princess        first option declared plus  low 40's     mid Nov. 2003
                               option
---------------------------------------------------------------------------------
Ocean Vanguard                    _                  _               _
---------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------
Ocean Bounty            third of three wells      low 70's    mid June 2003
---------------------------------------------------------------------------------
Ocean Epoch                Exeter/Mutineer       mid 60's     mid Jan. 2004
                       development plus option
---------------------------------------------------------------------------------
Ocean General              one option well        mid 50's    late Jan. 2004
---------------------------------------------------------------------------------
Ocean Baroness          400 days plus option       110's      late March 2003
---------------------------------------------------------------------------------
Ocean Rover           Second of four option wells  110s       late Dec. 2003
---------------------------------------------------------------------------------

                                        2

BRAZIL
---------------------------------------------------------------------------------
Ocean Yatzy          end of primary term Nov. 5,   mid 70's   early Nov. 1998
                      2003, completing well
---------------------------------------------------------------------------------
Ocean Winner                      -                  -               -
---------------------------------------------------------------------------------
Ocean Alliance           four-year contract        110's     early Sept. 2000
---------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------
Ocean Clipper             700 day extension      low 100's    early Jan. 2003
---------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------
Ocean Sovereign        one well plus two option   high 30's     mid Nov. 2003
---------------------------------------------------------------------------------
Ocean Heritage         three wells plus options    mid 50's     mid Jan. 2004
---------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------
Ocean Liberator                   -                  -               -
---------------------------------------------------------------------------------
Ocean Champion                    -                  -               -
---------------------------------------------------------------------------------
Ocean Endeavor                    -                  -               -
---------------------------------------------------------------------------------
Ocean Voyager                     -                  -               -
---------------------------------------------------------------------------------
Ocean New Era                     -                  -               -
---------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF FEBRUARY 2, 2004



      RIG NAME           EST. END DATE    FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------
Ocean Quest           late Feb. 2004     available; actively marketing
----------------------------------------------------------------------------------------------------------
Ocean Star                   -           available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean America          mid March 2004    90 day upgrade/survey likely beginning late 1st Qtr 2004;
                                         available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Valiant         late July 2004     available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Victory         mid Feb. 2004      available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Confidence     early Jan. 2006     available; actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------------------
Ocean Concord               -             special survey thru mid Feb. 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Lexington          mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Saratoga          early March 2004  available, actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------
Ocean Crusader           mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Drake              mid Feb. 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Columbia           late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spartan            mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spur              late March 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean King              late March 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Nugget            early June 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Summit             late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Warwick            mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Titan              late Feb. 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Tower              mid Feb. 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------
Ocean Ambassador         mid Dec. 2007     available.
----------------------------------------------------------------------------------------------------------
Ocean Whittington        early Oct. 2006   available.
----------------------------------------------------------------------------------------------------------
Ocean Worker             late July 2007    available.
----------------------------------------------------------------------------------------------------------
Ocean Yorktown           mid July 2007     available.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------------------
Ocean Patriot                   -          available; actively marketing.
----------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------
Ocean Nomad              mid March 2004   Three wells plus option in Gabon with Vaalco/SASOL  in high 40s beginning mid March 2004 and ending late July 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Guardian          late March 2004   one year extension with Shell in high 40's beginning late March
                                          2004 and ending late March 2005, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Princess           mid Feb. 2004    Two wells plus option in North Sea with Talisman in mid 40's beginning mid Feb. 2004 and ending mid June 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Vanguard                 _          available; actively marketing.
----------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------
Ocean Bounty            mid Feb. 2004     Two wells plus two option wells with NZOP in low 70's beginning mid Feb. 2004 and ending early June 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Epoch             mid Nov. 2004     available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean General           early April 2004  available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Baroness          early May 2004    available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Rover             late April 2004   actively marketing.
----------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
----------------------------------------------------------------------------------------------------------
Ocean Yatzy             mid Feb. 2004     Scheduled for survey beginning mid 1st Qtr. 2004.  Estimated downtime 30 days; 700 day extension in mid 70's beginning in early Nov. 2003 and ending early Oct. 2005; available.
----------------------------------------------------------------------------------------------------------
Ocean Winner                   -          Undergoing scheduled 60 day survey.  Low bidder on 700 day contract; available.
----------------------------------------------------------------------------------------------------------
Ocean Alliance          early Sept. 2004  Scheduled for survey in 1st Qtr. '04 Estimated downtime 60 days.
----------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------
Ocean Clipper           mid Dec. 2005    available.
----------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------------------
Ocean Sovereign          early Feb. 2004   Two wells plus two options with Amerada Hess in high 30's
                                           beginning early Feb. 2004 and ending early April 2004;
                                           available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Heritage            mid July 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------------------
Ocean Liberator                -          Cold stacked Nov. '02.
----------------------------------------------------------------------------------------------------------
Ocean Champion                 -          Cold Stacked Feb. '02.
----------------------------------------------------------------------------------------------------------
Ocean Endeavor                 -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean Voyager                  -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean New Era                  -          Cold stacked Dec. '02.
----------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3